UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Lyra Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39273	84-1700838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 393-4600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LYRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2025, Lyra Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). A total of 47,010,499 shares of common stock, $0.001 par value per share (the “Common Stock”) were present online or represented by proxy at the Meeting, representing approximately 71.36% of the Company’s outstanding Common Stock as of the March 18, 2025 record date.

The following are the voting results for the proposals considered and voted upon at the Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2025.

Item 1 - Election of two Class II Directors to serve until the Company’s 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
C. Ann Merrifield	29,780,550	2,232,688	14,997,261
Harlan W. Waksal, M.D.	30,929,362	1,083,876	14,997,261

Item 2 - Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
45,290,162	835,816	884,521	0

Item 3 - Approval of amendments to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by our Board of Directors (the “Board”) in its discretion (the “Reverse Stock Split Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
41,561,467	4,946,087	502,945	0

Item 4 - Approval of an adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the Reverse Stock Split Proposal.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
40,692,444	6,004,663	313,392	0

Based on the foregoing votes, C. Ann Merrifield and Harlan W. Waksal, M.D. were elected as Class II Directors and Item 2, Item 3 and Item 4 were approved.

Item 8.01.	Other Events.

As disclosed above, at the Meeting, the stockholders of the Company approved a reverse stock split of all outstanding shares of the Common Stock, at a ratio ranging from any whole number between 1-for-10 and 1-for-50, with the exact ratio as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments. On May 14, 2025, the Board approved a reverse stock split of the Common Stock at a final ratio of 1-for-50 (the “Reverse Stock Split”) and abandoned all other amendments. The Reverse Stock Split is expected to become effective at 5:00 p.m. Eastern Time on May 27, 2025, following the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Common Stock is expected to commence trading on a split-adjusted basis when the markets open on May 28, 2025, under the existing trading symbol “LYRA.” The new CUSIP number for the Common Stock following the Reverse Stock Split will be 55234L204.

No fractional shares will be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split) on May 27, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the effective date of the Reverse Stock Split and the trading of the Common Stock on a split-adjusted basis. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words or expressions. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, each of which is available on the Company’s Investor Relations website at investors.lyratherapeutics.com and on the SEC website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. Capitalized terms shall have the meanings ascribed to such terms in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyra Therapeutics, Inc.

Date: May 19, 2025	By:	/s/ Jason Cavalier
Jason Cavalier
Chief Financial Officer